                             LETTER OF TRANSMITTAL            EXHIBIT (A)(1)(II)

                      FOR TENDER OF SHARES OF COMMON STOCK
                                       OF

                                DTM CORPORATION
                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED APRIL 30, 2001
                                       BY

                               TIGER DEALS, INC.
                     AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF

                             3D SYSTEMS CORPORATION

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MAY 29, 2001, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:
                        U.S. STOCK TRANSFER CORPORATION

             by Mail:                  by Facsimile Transmission:                  by Hand:
                                    (For Eligible Institutions Only)
 U.S. Stock Transfer Corporation                                       U.S. Stock Transfer Corporation
        1745 Gardena Ave.                    (818) 502-0674                   1745 Gardena Ave.
            Suite 200               Confirm Facsimile by Telephone:               Suite 200
        Glendale, CA 91204                                                    Glendale, CA 91204
                                             (818) 502-1404
                                        (For Confirmation Only)
                                         By Overnight Courier:
                                    U.S. Stock Transfer Corporation
                                           1745 Gardena Ave.
                                               Suite 200
                                           Glendale, CA 91204

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT
                          CONSTITUTE A VALID DELIVERY
--------------------------------------------------------------------------------

                                    DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
   (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON SHARE     SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
                       CERTIFICATE(S))                         (ATTACH ADDITIONAL LIST, IF NECESSARY)
-------------------------------------------------------------------------------------------------------
                                                                               SHARES
                                                                SHARE       REPRESENTED       NUMBER
                                                             CERTIFICATE      BY SHARE      OF SHARES
                                                              NUMBER(S)*  CERTIFICATE(S)*   TENDERED**
                                                             ---------------------------------------
                                                             ---------------------------------------
                                                             ---------------------------------------
                                                             ---------------------------------------
                                                             ---------------------------------------
                                                             ---------------------------------------
                                                             TOTAL SHARES

--------------------------------------------------------------------------------

  [ ] CHECK HERE IF CERTIFICATES ARE LOST. PLEASE REFER TO ITEM 11 OF THE INSTRUCTIONS FOR FURTHER DETAILS.
-----------------------------------------------------------------------------
   * Need not be completed by Book-Entry Shareholders (as defined below).
  ** Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.
--------------------------------------------------------------------------------

     This Letter of Transmittal is to be completed by shareholders either if certificates evidencing Shares are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase (which is defined below)) is utilized, if tenders of Shares are to be made by book-entry transfer into the account of U.S. Stock Transfer Corporation, as Depositary (the "Depositary"), at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in Section 2 of the Offer to Purchase (as defined below). Shareholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders."

     Shareholders whose Share certificates are not immediately available or who cannot deliver their Share certificates and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO AN
    ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution
                                 ----------------------------------------------

    Deliver by Book-Entry Transfer to the Book-Entry Transfer Facility (The Depository Trust Company)

    Account Number                      Transaction Code Number
                    -------------------                         ---------------


[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Owner(s):
                                   ---------------------------------------------

    Window Ticket Number (if any):
                                   ---------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
                                                       -------------------------

    Name of Institution that Guaranteed Delivery:
                                                 -------------------------------

[ ] Check box if delivered by Book-Entry Transfer to the Book-Entry Transfer
    Facility (The Depository Trust Company)

    Account Number                      Transaction Code Number
                    -------------------                         ----------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Tiger Deals, Inc. (the "Purchaser"), a Delaware corporation and an indirect wholly-owned subsidiary of 3D Systems Corporation, a Delaware corporation, ("Parent"), the above-described shares of common stock, par value $0.0002 per share, of DTM Corporation, a Texas corporation (the "Company") (the "Shares"), at a purchase price of $5.80 per Share, net to the seller in cash, without interest thereon and less any required withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 30, 2001 (the "Offer to Purchase") and in this Letter of Transmittal (which, together with any supplements and amendments, collectively, constitute the "Offer"). Receipt of the Offer is hereby acknowledged. The undersigned will not be obligated to pay brokerage fees or commissions or, except as set forth in Instruction 6 of this Letter of Transmittal, stock transfer taxes on the transfer and sale of Shares pursuant to the Offer. The Purchaser will pay all fees and expenses of U.S. Stock Transfer Corporation, as Depositary (the "Depositary"), A.G. Edwards & Sons, Inc., as Dealer Manager ("Dealer Manager") and Georgeson Shareholder Communications Inc., as Information Agent (the "Information Agent"), incurred in connection with the Offer. The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

     Upon the terms and conditions of the Offer and subject to, and effective upon, acceptance for payment for the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends, distributions (including any and all other Shares or other securities) or rights declared, paid or issued with respect to the tendered Shares on or after April 30, 2001 and payable or distributable to the undersigned on a date prior to the transfer to the name of the Purchaser or nominee or transferee of the Purchaser on the Company's stock transfer records of the Shares (and all such other Shares or securities) tendered herewith, and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Share certificates or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together in either case with all accompanying evidences of transfer and authenticity, to the Depositary for the account of the Purchaser upon receipt by the Depositary of the purchase price,
(b) present such Shares (and all such other Shares or securities) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms and subject to the conditions of the Offer.

     By executing this Letter of Transmittal, the undersigned irrevocably appoints the Purchaser, its officers and its designees, and each of them, as the attorneys-in-fact and proxies of the undersigned, with full power of substitution, in the manner set forth in this Letter of Transmittal, to the full extent of such shareholder's rights with respect to the Shares tendered by the undersigned and accepted for payment by the Purchaser (and with respect to any and all other Shares or other securities issued or issuable in respect of the Shares on or after April 30, 2001). All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered Shares. Such appointment will be effective if, when and only to the extent that, the Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney and proxies given by the undersigned with respect to the Shares (and such other Shares and securities) will, without further action, be revoked, and no subsequent powers of attorney, proxies or written consents may be given or executed (and if given or executed will not be deemed effective with respect thereto by the undersigned). The Purchaser, its officers and its designees will, with respect to the Shares (and such other Shares and securities) for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of the Company's shareholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's payment for such Shares, the Purchaser must be able to exercise full voting rights with respect to such Shares and other securities, including voting at any meeting of shareholders or acting by written consent without a meeting.

     The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and all such other Shares or securities) tendered hereby, (b) the undersigned owns the tendered Shares within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (c) the tender of the tendered Shares complies with Rule 14e-4 under the Exchange Act, and (d) when the Shares (and all such other Shares or securities) are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to the Shares (and all such other Shares or securities), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares (and all such other Shares or securities) tendered hereby.

     All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that valid tenders of Shares pursuant to any of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto and acceptance for payment of such Shares will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions set forth in the Offer, including without limitation the undersigned's representation that the undersigned owns the Shares (and all such other Shares or securities) being tendered. Without limiting the foregoing, if the price to be paid in the Offer is amended as described in the Offer to Purchase, the price to be paid to the undersigned will be the amended price regardless of the price stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or issue or return any certificate(s) for Shares not tendered or not accepted for payment in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the check for the purchase price and/or any certificate(s) for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or any certificate(s) for Shares not tendered or accepted for payment in the name of, and deliver such check and/or such certificates to, the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

     To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue: [ ] check
       [ ] certificate(s) to:

Name:
     -----------------------------------------------------------------------
                                 (PLEASE PRINT)

----------------------------------------------------------------------------

Address:
        --------------------------------------------------------------------

----------------------------------------------------------------------------
                                   (ZIP CODE)

----------------------------------------------------------------------------
                        (TAXPAYER IDENTIFICATION NUMBER)


                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

     To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Issue: [ ] check
       [ ] certificate(s) to:

Name:
     -----------------------------------------------------------------------
                                 (PLEASE PRINT)

----------------------------------------------------------------------------

Address:
        --------------------------------------------------------------------

----------------------------------------------------------------------------
                                   (ZIP CODE)

----------------------------------------------------------------------------
                        (TAXPAYER IDENTIFICATION NUMBER)

                                   SIGN HERE
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 7)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           SIGNATURE(S) OF OWNERS(S)

               DATED:                                     , 2001

NAME(S):



--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
                      ----------------------------------------------------------

Address:
         -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                              (INCLUDE ZIP CODE)

Area code and Telephone No.:
                            ----------------------------------------------------

TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.:
                                               ---------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED; SEE INSTRUCTIONS 1 AND 5)
            FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION
                           GUARANTEE IN SPACE BELOW.
Authorized Signature(s):  __
Name(s):  __
Name of Firm:  __
Address:  __
Area Code and Telephone Number:  __
Dated:  , 2001

--------------------------------------------------------------------------------
                     PAYER: U.S. STOCK TRANSFER CORPORATION
--------------------------------------------------------------------------------

       SUBSTITUTE         PART I -- TAXPAYER IDENTIFICATION NUMBER -- FOR ALL ACCOUNTS       ---------------------------------
                          Enter your Taxpayer Identification Number in the appropriate            Social Security Number
        FORM W-9          box. For most individuals and sole proprietors, this is your
                          Social Security Number. For other entities, it is your Employer                   OR
   DEPARTMENT OF THE      Identification Number. If you do not have a number, see
        TREASURY          "Obtaining a Number" in the enclosed Guidelines For                ---------------------------------
    INTERNAL REVENUE      Certification of Taxpayer Identification Number on Substitute       Employer Identification Number
        SERVICE           Form W-9 ("Guidelines").
                          Note: If the account is in more than one name, see the chart on page 1 of the enclosed Guidelines to determine what number to enter.

--------------------------------------------------------------------------------


    PAYER'S REQUEST       CERTIFICATION -- Under penalty of perjury, I certify that: (1) The number
      FOR TAXPAYER        shown on this form is my correct Taxpayer Identification Number (or I am              PART II
     IDENTIFICATION       waiting for a number to be issued to me); (2) I am not subject to backup             For Payees
         NUMBER           withholding either because (a) I am exempt from backup withholding, or (b) I        Exempt From
                          have not been notified by the Internal Revenue Service ("IRS") that I am               Backup
                          subject to backup withholding as a result of a failure to report all interest       Withholding
                          or dividends, or (c) the IRS has notified me that I am no longer subject to         Please Write
                          backup withholding; and (3) Any information provided on this form is true,         "Exempt" Here
                          correct and complete.                                                              (See enclosed
                                                                                                              Guidelines)
                          Name:
                                -------------------------------------------------------------------
                                                         (PLEASE PRINT)
                          Address:
                                  -----------------------------------------------------------------            PART III
                                                                                                            Please Check the
                          -------------------------------------------------------------------------          Box at Right if
                                          (CITY)                (STATE)                (ZIP CODE)           You Have Applied
                                                                                                              For, and Are
                          Signature                                     Date                                Awaiting Receipt
                                    ----------------------------------        --------------------         of, Your Taxpayer
                                                                                                         Identification Number
                                                                                                                  [ ]

--------------------------------------------------------------------------------

 YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT
 YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN AND YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS ADVISING YOU THAT BACKUP WITHHOLDING HAS TERMINATED.
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR ADDITIONAL DETAILS.

   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalty of perjury that a Taxpayer Identification Number has not been issued to me, and either

   (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

   Signature:                                      Date:                  , 2001
             -------------------------------------      ------------------
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

              FORMING PART OF THE TERM AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

     2. REQUIREMENTS OF TENDER; DELIVERY OF LETTER OF TRANSMITTAL AND
SHARES. This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 2 of the Offer to Purchase. Share certificates for all physically delivered Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Shareholders whose Share certificates are not immediately available or who cannot deliver their Share certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure (as set forth in Section 2 of the Offer to Purchase). Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (c) the Share certificates for all physically delivered Shares (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery. If Share certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased (unless you are tendering all of the Shares you own). All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all of the Shares evidenced by any Share certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such a case, new Share certificates for the Shares that were evidenced by your old Share certificates, but were not tendered by you, will be sent to you (unless otherwise provided in the appropriate box on this Letter of Transmittal) as soon as practicable after the Expiration Date. All Shares represented by Share certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or not purchased are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for such Shares. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), if a transfer tax is imposed for any reason other than the sale or transfer of Shares to the Purchaser pursuant to the Offer, or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     8. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by the Purchaser in whole or in part at any time and from time to time in its sole discretion.

     9. SUBSTITUTE FORM W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the shareholder's Social Security Number or federal Employer Identification Number, on Substitute Form W-9 above. Failure to provide the information on the form may subject the tendering shareholder to 31% federal income tax withholding on the payment of the purchase price. The box in Part 3 of the form may be checked if the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in
Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all payments of the purchase price thereafter until a TIN is provided to the Depositary.

     Under the federal income tax law, a shareholder whose tendered Shares are accepted for purchase is required by law to provide the Depositary (as payer) with such shareholder's correct TIN on Substitute Form W-9 above. If such shareholder is an individual, the TIN is his or her Social Security Number. If a shareholder fails to provide the correct TIN to the Depositary, such shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The box in Part III the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part III is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number on the Substitute Form W-9 in order to avoid backup withholding. Notwithstanding that the box in Part III is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

     The shareholder is required to give the Depositary the Social Security Number or Employer Identification Number of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Information Agent or Dealer Manager at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent at its address and telephone number set forth below, or from brokers, dealers, commercial banks or trust companies.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate evidencing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.
                            ------------------------

                    The Information Agent for the Offer is:

                          [GEORGESON SHAREHOLDER LOGO]

                          17 STATE STREET, 10TH FLOOR
                               NEW YORK, NY 10004
                 BANKS AND BROKERS CALL COLLECT (212) 440-9800
                    SHAREHOLDERS PLEASE CALL: (800) 223-2064

                      The Dealer Manager for the Offer is:

                        [A.G. EDWARDS & SONS, INC. LOGO]
                              One North Jefferson
                              St. Louis, MO 63103
                           Attention: Jose J. Juarez
                                 (866) 235-5185